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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): September 5, 2003

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                       0-27354               65-0403311
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(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)         File Number)      Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: (510) 476-2000
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Item 9.  Regulation FD Disclosure

         On September 5, 2003, Impax Laboratories Inc. issued a press release announcing that the United States Food and Drug Administration (FDA) had granted tentative approval for the Company's Abbreviated New Drug Application (ANDA) for a generic version of Oxycontin(R) (Oxycodone Hydrochloride) Controlled Release Tablets, 80 mg.. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Impax Laboratories, Inc.

Date: September 5, 2003
                                                    By: /s/ Cornel C. Spielger
                                                        ----------------------
                                                        Cornel C. Spiegler
                                                        Chief Financial Officer